CRUDE OIL AND NATURAL GAS SALES (Tables)	12 Months Ended
Dec. 31, 2021
CRUDE OIL AND NATURAL GAS SALES
Tabular disclosure of revenue from oil and natural gas sales during the period

2021			Natural	Natural gas
($ thousands)	Total revenue	Crude oil(1)	gas(1)	liquids(1)	Other(2)
United States	$1,355,255	$1,055,748	$219,552	$79,930	$25
Canada	127,320	111,070	11,127	4,348	775
Total	$1,482,575	$1,166,818	$230,679	$84,278	$800

2020			Natural	Natural gas
($ thousands)	Total revenue	Crude oil(1)	gas(1)	liquids(1)	Other(2)
United States	$480,822	$380,074	$92,453	$8,182	$113
Canada	72,917	59,642	9,239	2,591	1,445
Total	$553,739	$439,716	$101,692	$10,773	$1,558
(1)	U.S. sales of crude oil and natural gas relate primarily to the Company’s North Dakota and Marcellus properties, respectively. Canadian crude oil sales relate primarily to the Company’s waterflood properties.
(2)	Includes third party processing income.